For more information, contact:
Katharine Boyce
Acxiom Investor Relations
501-342-1321
investor.relations@acxiom.com
EACXM

ACXIOM ANNOUNCES FOURTH QUARTER AND FISCAL YEAR 2011 RESULTS

LITTLE ROCK, Ark. – May 11, 2011 — Acxiom® Corporation (Nasdaq: ACXM), a recognized leader in marketing services and technology, today announced financial results for the fourth quarter and fiscal year ended March 31, 2011. Acxiom will hold a conference call at 10:00 a.m. CDT today to further discuss this information. Interested parties are invited to listen to the call, which will be broadcast via the Internet at www.acxiom.com. The company will reference presentation slides that will be available on the website prior to the call.

Jerry Gramaglia, Acxiom’s interim chief executive officer, said, “Our results for the fourth quarter and for the entire fiscal 2011 year were in line with our expectations expressed  in our March 30th announcement. In the fourth quarter and continuing into fiscal year 2012, Acxiom’s focus is on delivering exceptional value to the world’s top marketers. In turn, we continue to be rewarded with long term renewals and significantly expanded business relationships.”

Fourth Quarter 2011 Highlights:

·	Revenue increased by 3.6% in the current quarter ended March 31, 2011 to $298.8 million, compared to $288.3 million for the quarter ended March 31, 2010.

·
Loss from operations of $53.0 million in the current-year fourth quarter compared to income from operations of $35.2 million in the fourth quarter of the prior year. Excluding the impact of unusual items, income from operations in the current quarter would be $34.9 million, a 4.3% increase over the prior-year quarter.

·
Loss  per diluted share attributable to Acxiom stockholders of $0.83 in the current quarter, compared to earnings per share of $0.21 in the fourth quarter of fiscal 2010. Excluding the impact of unusual items in both periods, earnings per diluted share attributable to Acxiom stockholders would be $0.21 in the current period, a 10.5% increase over $0.19 the prior-year quarter.

·	Operating cash flow of $42.0 million, compared to $87.9 million in the fourth quarter a year ago.

·
Free cash flow available to equity of $14.7 million, compared to $43.1 million in the fourth quarter a year ago. Free cash flow available to equity is a non-GAAP financial measure; a reconciliation to the comparable GAAP measure, operating cash flow, is attached to this news release.

A schedule is attached to this release outlining the impact of the unusual items on the current and prior-year fourth quarter and current and prior-year full year results.

Goodwill/Asset  Impairment and Other Charges

Fourth-quarter loss per diluted share attributable to Acxiom stockholders of $0.83 includes $89.4 million or the equivalent of $1.04 per share in unusual expenses. The major components of the unusual expenses are:
·	Goodwill/Asset Impairment of $79.7 million. $15.4 million related to European Services, $57.1 million related to European Products and $7.2 million related to Middle East, North Africa;
·	Disposal of operations of $3.3 million related to the disposal of the Netherlands and Portugal operations, of which $1.1 million represents cash payments to be made in future periods; and
·	Other charges of $6.5 million including $5.5 million to be paid in future periods.

Operational Highlights:

·
Information Services: Revenue for the quarter ended March 31, 2011 was $224.6 million, up 1.4%, compared to $221.6 million for the quarter ended March 31, 2010. Income from operations for the current fourth quarter was $21.2 million, down 23.4% compared to $27.6 million in the prior-year fourth quarter.

·
Information Products: Revenue for the quarter increased 11.2% to $74.2 million, compared with $66.8 million in the fourth quarter a year ago. Income from operations for the quarter was $13.7 million, compared to $5.8 million in the fourth quarter of the previous year.

Fiscal Year 2011 Highlights:

·	Revenue increased by 5.5% in fiscal 2011 to $1.160 billion, compared to $1.099 billion in fiscal 2010.

·
Income from operations of $30.9 million in the current year compared to income from operations of $98.8 million in the prior year. Excluding the impact of unusual items, income from operations in the current year would be $115.2 million compared to income from operations of $97.9 million in the prior year, an increase of 17.7%.

·
Loss per diluted share attributable to Acxiom stockholders of $0.29 in the current year, compared to income per share of $0.56 in fiscal 2010. Excluding the impact of unusual items in both years, earnings per diluted share attributable to Acxiom stockholders would be $0.68 in the current year, compared to $0.55 in the prior year, an increase of 23.6%.

·	Operating cash flow of $166.2 million, compared to $239.3 million in the prior year.

·
Free cash flow available to equity of $53.2 million, compared to $108.3 million in fiscal 2010. Free cash flow available to equity is a non-GAAP financial measure; a reconciliation to the comparable GAAP measure, operating cash flow, is attached to this news release.

Web Link to Financials

You may link to http://www.acxiom.com/FY11_Q4_Financials for the detailed financial information we typically attach to our earnings releases.

About Acxiom

Acxiom is a recognized leader in marketing services and technology that enable marketers to successfully manage audiences, personalize consumer experiences and create profitable customer relationships. Our superior industry-focused, consultative approach combines consumer data and analytics, databases, data integration and consulting solutions for personalized, multichannel marketing strategies. Acxiom leverages over 40 years of experience in data management to deliver high-performance, highly secure, reliable information management services. Founded in 1969, Acxiom is headquartered in Little Rock, Arkansas, USA, and serves clients around the world from locations in the United States, Europe, Asia-Pacific, the Middle East and South America. For more information about Acxiom, visit Acxiom.com.

Forward Looking Statements

This release and today’s conference call may contain forward-looking statements including, without limitation, statements regarding future cash outlays included in unusual expenses recorded in the fourth quarter of fiscal 2011, an improvement in the economic outlook, and the possibility of continued future growth. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. The following are factors, among others, that could cause actual results to differ materially from these forward-looking statements: the possibility that certain contracts may not generate the anticipated revenue or profitability or may not be closed within the anticipated time frames; the possibility that significant customers may experience extreme, severe economic difficulty or otherwise reduce the amount of business they do with us; the possibility that we will not successfully complete customer contract requirements on time or meet the service levels specified in the contracts, which may result in contract penalties or lost revenue; the possibility that data suppliers might withdraw data from us, leading to our inability to provide certain products and services to our clients, which could lead to decreases in our operating results; the possibility that we may not be able to attract, retain or motivate qualified technical, sales and leadership associates, or that we may lose key associates; the possibility that we may be unable to quickly and seamlessly integrate a new chief executive officer and chief financial officer; the possibility that we will not be able to continue to receive credit upon satisfactory terms and conditions; the possibility that negative changes in economic conditions in general or other conditions might lead to a reduction in demand for our products and services; the possibility that there will be changes in consumer or business information industries and markets that negatively impact the company; the possibility that the historical seasonality of our business may change; the possibility that we will not be able to achieve cost reductions and avoid unanticipated costs; the possibility that the fair value of certain of our assets may not be equal to the carrying value of those assets now or in future time periods; the possibility that changes in accounting pronouncements may occur and may impact these forward-looking statements; the possibility that we may encounter difficulties when entering new markets or industries; the possibility that we could experience loss of data center capacity or interruption of telecommunication links; and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and Exchange Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption “Item 1A, RISK FACTORS” in our Annual Reports on Form 10-K for the year ended March 31, 2010, which was filed with the Securities and Exchange Commission on May 26, 2010.

With respect to the provision of products or services outside our primary base of operations in the United States, all of the above factors apply, along with the difficulty of doing business in numerous sovereign jurisdictions due to differences in scale, competition, culture, laws and regulations.

We undertake no obligation to update the information contained in this press release or any other forward-looking statement.

Acxiom is a registered trademark of Acxiom Corporation.

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended
	March 31,
				$	%
	2011	2010	Variance	Variance

Revenue:
Services	224,556	221,553	3,003		1.4%
Products	74,240	66,789	7,451		11.2%
Total revenue	298,796	288,342	10,454		3.6%

Operating costs and expenses:
Cost of revenue
Services	176,065	166,085	(9,980)		(6.0%)
Products	47,551	45,835	(1,716)		(3.7%)
Total cost of revenue	223,616	211,920	(11,696)		(5.5%)

Services gross margin	21.6%	25.0%
Products gross margin	35.9%	31.4%
Total gross margin	25.2%	26.5%

Selling, general and administrative	40,324	43,013	2,689		6.3%
Impairment of goodwill and other intangibles	79,674	-
Gains, losses and other items, net	8,219	(1,802)	(10,021)		(556.1%)

Total operating costs and expenses	351,833	253,131	(98,702)		(39.0%)

Income (loss) from operations	(53,037)	35,211	(88,248)		(250.6%)

Other income (expense):
Interest expense	(5,659)	(5,865)	206		3.5%
Other, net	(827)	122	(949)		(777.9%)

Total other income (expense)	(6,486)	(5,743)	(743)		(12.9%)

Earnings (loss) before income taxes	(59,523)	29,468	(88,991)		(302.0%)

Income taxes	11,466	13,106	1,640		12.5%

Net earnings (loss)	(70,989)	16,362	(87,351)		(533.9%)

Less: Net loss attributable to noncontrolling interest	(3,933)	(286)	(3,647)		-

Net earnings (loss) attributable to Acxiom	(67,056)	16,648	(83,704)		(502.8%)

Earnings (loss) per share:

Basic	(0.88)	0.21	(1.09)		(519.0%)

Diluted	(0.88)	0.20	(1.08)		(540.0%)

Earnings (loss) per share attributable to Acxiom stockholders:

Basic	(0.83)	0.21	(1.04)		(495.2%)

Diluted	(0.83)	0.21	(1.04)		(495.2%)

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Twelve Months Ended
	March 31,
				$	%
	2011	2010	Variance	Variance

Revenue:
Services	893,594	849,432	44,162		5.2%
Products	266,376	249,803	16,573		6.6%
Total revenue	1,159,970	1,099,235	60,735		5.5%

Operating costs and expenses:
Cost of revenue
Services	694,988	654,659	(40,329)		(6.2%)
Products	189,900	184,610	(5,290)		(2.9%)
Total cost of revenue	884,888	839,269	(45,619)		(5.4%)

Services gross margin	22.2%	22.9%
Products gross margin	28.7%	26.1%
Total gross margin	23.7%	23.6%

Selling, general and administrative	159,884	162,097	2,213		1.4%
Impairment of goodwill and other intangibles	79,674	-
Gains, losses and other items, net	4,600	(944)	(5,544)		(587.3%)

Total operating costs and expenses	1,129,046	1,000,422	(128,624)		(12.9%)

Income from operations	30,924	98,813	(67,889)		(68.7%)

Other income (expense):
Interest expense	(23,823)	(22,480)	(1,343)		(6.0%)
Other, net	(1,466)	425	(1,891)		(444.9%)

Total other income (expense)	(25,289)	(22,055)	(3,234)		(14.7%)

Earnings before income taxes	5,635	76,758	(71,123)		(92.7%)

Income taxes	34,077	32,599	(1,478)		(4.5%)

Net earnings (loss)	(28,442)	44,159	(72,601)		(164.4%)

Less: Net loss attributable to noncontrolling interest	(5,295)	(390)	(4,905)		-

Net earnings (loss) attributable to Acxiom	(23,147)	44,549	(67,696)		(152.0%)

Earnings (loss) per share:

Basic	(0.36)	0.56	(0.92)		(164.3%)

Diluted	(0.36)	0.55	(0.91)		(165.5%)

Earnings (loss) per share attributable to Acxiom stockholders:

Basic	(0.29)	0.56	(0.85)		(151.8%)

Diluted	(0.29)	0.56	(0.85)		(151.8%)

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended		For the Twelve Months Ended
	March 31,		March 31,
	2011	2010	2011	2010

Earnings (loss) before income taxes	(59,523)	29,468	5,635	76,758

Unusual items	89,449	(1,802)	85,830	(944)

Earnings before income taxes and unusual items	29,926	27,666	91,465	75,814

Earnings (loss) before income taxes	(59,523)	29,468	5,635	76,758

Income taxes	11,466	13,106	34,077	32,599

Net earnings (loss)	(70,989)	16,362	(28,442)	44,159

Less: Net earnings attributable to noncontrolling interest	(3,933)	(286)	(5,295)	(390)

Net earnings (loss) attributable to Acxiom	(67,056)	16,648	(23,147)	44,549

Earnings (loss) per share attributable to Acxiom stockholders:

Basic	(0.83)	0.21	(0.29)	0.56

Diluted	(0.83)	0.21	(0.29)	0.56

Unusual items:

Disposal of Netherlands and Portugal operations	3,340	-	3,340	-
Restructuring costs	5,503	-	5,503	-
Goodwill and other intangibles impairment	79,674	-	79,674	-
Earnout adjustments	(624)	-	(1,058)	-
Investment impairment	1,556	-	1,556	-
Adjustments to previous reserves	-	(1,802)	(3,185)	(944)

Total unusual items	89,449	(1,802)	85,830	(944)

Earnings before income taxes
and excluding unusual items	29,926	27,666	91,465	75,814

Income taxes	13,260	12,314	37,848	32,141

Non-GAAP net earnings	16,666	15,352	53,617	43,673

Less: Net earnings attributable to noncontrolling interest	(827)	(286)	(2,189)	(390)

Non-GAAP Net earnings attributable to Acxiom	17,493	15,638	55,806	44,063

Non-GAAP earnings per share attributable to Acxiom stockholders:

Basic	0.22	0.20	0.70	0.56

Diluted	0.21	0.19	0.68	0.55

Diluted weighted average shares	82,224		81,765

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP INCOME (LOSS) FROM OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended		For the Twelve Months Ended
	March 31,		March 31,
	2011	2010	2011	2010

Income (loss) from operations	(53,037)	35,211	30,924	98,813

Unusual items	87,893	(1,802)	84,274	(944)

Income from operations before unusual items	34,856	33,409	115,198	97,869

Unusual items:

Disposal of Netherlands and Portugal operations	3,340	-	3,340	-
Restructuring costs	5,503	-	5,503	-
Goodwill and other intangibles impairment	79,674	-	79,674	-
Earnout adjustments	(624)	-	(1,058)	-
Adjustments to previous reserves	-	(1,802)	(3,185)	(944)

Total unusual items	87,893	(1,802)	84,274	(944)

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS (LOSS) PER SHARE
(Unaudited)
(In thousands, except earnings per share)

	For the Three Months Ended

	March 31,	March 31,
	2011	2010

Basic earnings (loss) per share:

Numerator - net earnings (loss)	(70,989)	16,362

Denominator - weighted-average shares outstanding	80,423	79,245

Basic earnings (loss) per share	(0.88)	0.21

Diluted earnings (loss) per share:

Numerator - net earnings (loss)	(70,989)	16,362

Denominator - weighted-average shares outstanding	80,423	79,245

Dilutive effect of common stock options, warrants and restricted stock	-	1,395

	80,423	80,640

Diluted earnings (loss) per share	(0.88)	0.20

Basic earnings (loss) per share attributable to Acxiom stockholders:

Numerator - net earnings (loss) attributable to Acxiom	(67,056)	16,648

Denominator - weighted-average shares outstanding	80,423	79,245

Basic earnings (loss) per share attributable to Acxiom stockholders	(0.83)	0.21

Diluted earnings (loss) per share attributable to Acxiom stockholders:

Numerator - net earnings (loss) attributable to Acxiom	(67,056)	16,648

Denominator - weighted-average shares outstanding	80,423	79,245

Dilutive effect of common stock options, warrants, and restricted stock	-	1,395

	80,423	80,640

Diluted earnings (loss) per share attributable to Acxiom stockholders	(0.83)	0.21

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS (LOSS) PER SHARE
(Unaudited)
(In thousands, except earnings per share)

	For the Twelve Months Ended

	March 31,	March 31,
	2011	2010

Basic earnings (loss) per share:

Numerator - net earnings (loss)	(28,442)	44,159

Denominator - weighted-average shares outstanding	80,111	78,974

Basic earnings (loss) per share	(0.36)	0.56

Diluted earnings (loss) per share:

Numerator - net earnings (loss)	(28,442)	44,159

Denominator - weighted-average shares outstanding	80,111	78,974

Dilutive effect of common stock options, warrants and restricted stock	-	751

	80,111	79,725

Diluted earnings (loss) per share	(0.36)	0.55

Basic earnings (loss) per share attributable to Acxiom stockholders:

Numerator - net earnings (loss) attributable to Acxiom	(23,147)	44,549

Denominator - weighted-average shares outstanding	80,111	78,974

Basic earnings (loss) per share attributable to Acxiom stockholders	(0.29)	0.56

Diluted earnings (loss) per share attributable to Acxiom stockholders:

Numerator - net earnings (loss) attributable to Acxiom	(23,147)	44,549

Denominator - weighted-average shares outstanding	80,111	78,974

Dilutive effect of common stock options, warrants, and restricted stock	-	751

	80,111	79,725

Diluted earnings (loss) per share attributable to Acxiom stockholders	(0.29)	0.56

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	March 31,	March 31,
Revenue:	2011	2010

Information services	224,556	221,553
Information products	74,240	66,789

Total revenue	298,796	288,342

Income from operations:

Information services	21,181	27,639
Information products	13,675	5,770
Other	(87,893)	1,802

Total income (loss) from operations	(53,037)	35,211

Margin:

Information services	9.4%	12.5%
Information products	18.4%	8.6%

Total margin	-17.8%	12.2%

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

	For the Twelve Months Ended

	March 31,	March 31,
Revenue:	2011	2010

Information services	893,594	849,432
Information products	266,376	249,803

Total revenue	1,159,970	1,099,235

Income from operations:

Information services	91,402	91,013
Information products	23,796	6,856
Other	(84,274)	944

Total income from operations	30,924	98,813

Margin:

Information services	10.2%	10.7%
Information products	8.9%	2.7%

Total margin	2.7%	9.0%

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

	March 31,	March 31,		$	%
	2011	2010	Variance	Variance
Assets
Current assets:
Cash and cash equivalents	207,023	224,104	(17,081)		(7.6%)
Trade accounts receivable, net	176,654	168,522	8,132		4.8%
Deferred income taxes	12,480	11,874	606		5.1%
Refundable income taxes	7,402	-	7,402		100.0%
Other current assets	55,691	54,205	1,486		2.7%

Total current assets	459,250	458,705	545		0.1%

Property and equipment	888,717	824,084	64,633		7.8%
Less - accumulated depreciation and amortization	633,410	587,245	46,165		7.9%

Property and equipment, net	255,307	236,839	18,468		7.8%

Software, net of accumulated amortization	26,412	38,845	(12,433)		(32.0%)
Goodwill	417,654	470,261	(52,607)		(11.2%)
Purchased software licenses, net of accumulated amortization	38,583	51,356	(12,773)		(24.9%)
Deferred costs, net	81,837	68,914	12,923		18.8%
Data acquisition costs	17,627	21,931	(4,304)		(19.6%)
Other assets, net	9,955	16,569	(6,614)		(39.9%)

	1,306,625	1,363,420	(56,795)		(4.2%)

Liabilities and Stockholders' Equity
Current liabilities:
Current installments of long-term debt	27,978	42,106	14,128		33.6%
Trade accounts payable	27,506	42,774	15,268		35.7%
Accrued payroll and related expenses	42,236	36,517	(5,719)		(15.7%)
Other accrued expenses	75,852	75,631	(221)		(0.3%)
Deferred revenue	55,921	55,567	(354)		(0.6%)
Income taxes	-	2,460	2,460		100.0%

Total current liabilities	229,493	255,055	25,562		10.0%

Long-term debt	394,260	458,629	64,369		14.0%

Deferred income taxes	84,360	61,284	(23,076)		(37.7%)

Other liabilities	7,478	9,954	2,476		24.9%

Stockholders' equity:
Common stock	11,777	11,662	115		1.0%
Additional paid-in capital	837,439	814,929	22,510		2.8%
Retained earnings	459,096	482,243	(23,147)		(4.8%)
Accumulated other comprehensive income	15,991	4,167	11,824		283.8%
Treasury stock, at cost	(739,125)	(738,601)	(524)		0.1%
Total Acxiom stockholders' equity	585,178	574,400	10,778		1.9%
Noncontrolling interest	5,856	4,097	1,759		42.9%

Total equity	591,034	578,497	12,537		2.2%

	1,306,625	1,363,419	(56,794)		(4.2%)

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	March 31,

	2011	2010

Cash flows from operating activities:
Net earnings (loss)	(70,989)	16,362
Non-cash operating activities:
Impairment of goodwill and other intangibles	79,674	-
Depreciation and amortization	37,769	42,652
Loss (Gain) on disposal or impairment of assets	4,155	7
Deferred income taxes	15,102	9,710
Non-cash stock compensation expense	3,200	2,502
Changes in operating assets and liabilities:
Accounts receivable	(5,111)	10,290
Other assets	2,197	(9,742)
Deferred costs	(978)	(4,908)
Accounts payable and other liabilities	(12,015)	22,999
Deferred revenue	(10,969)	(1,968)
Net cash provided by operating activities	42,035	87,904
Cash flows from investing activities:
Disposal of operations	(1,079)	-
Capitalized software	(963)	(1,596)
Capital expenditures	(12,213)	(26,536)
Data acquisition costs	(2,650)	(4,577)
Payments for investments	-	(1,000)
Net cash used by investing activities	(16,905)	(33,709)
Cash flows from financing activities:
Payments of debt	(24,012)	(32,079)
Sale of common stock	1,997	2,911
Tax impact of stock options exercised	(316)	(683)
Net cash used by financing activities	(22,331)	(29,851)
Effect of exchange rate changes on cash	288	(822)

Net change in cash and cash equivalents	3,087	23,522
Cash and cash equivalents at beginning of period	203,936	200,582
Cash and cash equivalents at end of period	207,023	224,104

Supplemental cash flow information:
Cash paid (received) during the period for:
Interest	6,158	4,530
Income taxes	2,345	901
Payments on capital leases and installment payment arrangements	5,252	7,090
Payments on software and data license liabilities	4,139	1,392
Other debt payments, excluding line of credit	2,154	3,597
Prepayment of debt	12,467	20,000
Noncash investing and financing activities:
Acquisition of property and equipment under capital lease
and installment payment arrangements	1,324	5,946
Software licenses and maintenance acquired under software obligation	-	1,560

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Twelve Months Ended

	March 31,

	2011	2010

Cash flows from operating activities:
Net earnings	(28,442)	44,159
Non-cash operating activities:
Impairment of goodwill and other intangibles	79,674	-
Depreciation and amortization	146,355	167,564
Loss (gain) on disposal or impairment of assets	3,883	417
Deferred income taxes	19,347	32,810
Non-cash stock compensation expense	13,097	10,790
Changes in operating assets and liabilities:
Accounts receivable	(13,024)	10,295
Other assets	(2,394)	2,171
Deferred costs	(29,385)	(20,289)
Accounts payable and other liabilities	(23,667)	(8,215)
Deferred revenue	775	(420)
Net cash provided by operating activities	166,219	239,282
Cash flows from investing activities:
Disposal of operations	(1,079)	-
Sale of assets	-	1,058
Capitalized software	(4,555)	(8,257)
Capital expenditures	(59,021)	(57,908)
Data acquisition costs	(13,366)	(18,808)
Payments from (for) investments	175	(2,000)
Net cash paid in acquisitions	(12,927)	(3,428)
Net cash used by investing activities	(90,773)	(89,343)
Cash flows from financing activities:
Payments of debt	(102,101)	(104,521)
Fees for debt refinancing	-	(4,564)
Sale of common stock	9,320	5,926
Tax impact of stock options exercised	(316)	(683)
Acquisition of treasury stock	-	(307)
Noncontrolling interests equity contributions	480	457
Net cash used by financing activities	(92,617)	(103,692)
Effect of exchange rate changes on cash	90	691

Net change in cash and cash equivalents	(17,081)	46,938
Cash and cash equivalents at beginning of period	224,104	177,166
Cash and cash equivalents at end of period	207,023	224,104

Supplemental cash flow information:
Cash paid (received) during the period for:
Interest	23,886	21,337
Income taxes	25,339	(7,549)
Payments on capital leases and installment payment arrangements	22,357	29,697
Payments on software and data license liabilities	5,316	7,526
Other debt payments, excluding line of credit	8,428	9,798
Prepayment of debt	66,000	57,500
Noncash investing and financing activities:
Acquisition of property and equipment under capital lease
and installment payment arrangements	23,753	24,193
Software licenses and maintenance acquired under software obligation	-	2,171

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF FREE CASH FLOW AVAILABLE TO EQUITY
AND RECONCILIATION TO OPERATING CASH FLOW
(Unaudited)
(Dollars in thousands)

	06/30/09	09/30/09	12/31/09	03/31/10	FY2010	06/30/10	09/30/10	12/31/10	03/31/11	FY2011

Net cash provided by operating activities	16,166	60,703	74,509	87,904	239,282	16,988	42,966	64,230	42,035	166,219

Plus:
Sale of assets	-	-	1,058	-	1,058	-	-	-	-	-

Less:
Capitalized software	(2,384)	(2,431)	(1,846)	(1,596)	(8,257)	(1,226)	(1,341)	(1,025)	(963)	(4,555)
Capital expenditures	(7,431)	(14,462)	(9,479)	(26,536)	(57,908)	(8,752)	(21,734)	(16,322)	(12,213)	(59,021)
Data acquisition costs	(5,777)	(3,004)	(5,450)	(4,577)	(18,808)	(4,326)	(2,625)	(3,765)	(2,650)	(13,366)
Payments on capital leases and installment payment arrangements	(7,794)	(7,504)	(7,309)	(7,090)	(29,697)	(5,968)	(5,411)	(5,726)	(5,252)	(22,357)
Payments on software and data license liabilities	(3,878)	(1,840)	(416)	(1,392)	(7,526)	(893)	(164)	(120)	(4,139)	(5,316)
Other required debt payments	(2,052)	(2,058)	(2,091)	(3,597)	(9,798)	(2,103)	(2,028)	(2,143)	(2,154)	(8,428)

Total	(13,150)	29,404	48,976	43,116	108,346	(6,280)	9,663	35,129	14,664	53,176

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

											Q4 FY10 to Q4 FY11
	06/30/09	09/30/09	12/31/09	03/31/10	FY2010	06/30/10	09/30/10	12/31/10	03/31/11	FY2011%		$
Revenue:
Services	199,326	210,213	218,340	221,553	849,432	210,656	225,584	232,798	224,556	893,594	1.4%		3,003
Products	56,655	60,892	65,467	66,789	249,803	59,739	66,085	66,312	74,240	266,376	11.2%		7,451
Total revenue	255,981	271,105	283,807	288,342	1,099,235	270,395	291,669	299,110	298,796	1,159,970	3.6%		10,454

Operating costs and expenses:
Cost of revenue
Services	159,576	165,792	163,206	166,085	654,659	164,650	175,687	178,586	176,065	694,988	6.0%		9,980
Products	45,919	46,129	46,727	45,835	184,610	45,771	48,320	48,258	47,551	189,900	3.7%		1,716
Total cost of revenue	205,495	211,921	209,933	211,920	839,269	210,421	224,007	226,844	223,616	884,888	5.5%		11,696

Selling, general and administrative	37,643	37,964	43,477	43,013	162,097	37,955	40,274	41,331	40,324	159,884	-6.3%		(2,689)
Impairment of goodwill and other intangibles									79,674	79,674			79,674
Gains, losses and other items, net	347	(27)	538	(1,802)	(944)	(57)	78	(3,640)	8,219	4,600	-556.1%		10,021

Total operating costs and expenses	243,485	249,858	253,948	253,131	1,000,422	248,319	264,359	264,535	351,833	1,129,046	-39.0%		(98,702)

Income from operations	12,496	21,247	29,859	35,211	98,813	22,076	27,310	34,575	(53,037)	30,924	-250.6%		(88,248)
% Margin	4.9%	7.8%	10.5%	12.2%	9.0%	8.2%	9.4%	11.6%	-17.8%	2.7%
Other income (expense)
Interest expense	(5,505)	(5,423)	(5,687)	(5,865)	(22,480)	(5,898)	(6,260)	(6,006)	(5,659)	(23,823)	-3.5%		206
Other, net	(118)	223	198	122	425	(451)	111	(299)	(827)	(1,466)	-777.9%		(949)
Total other income (expense)	(5,623)	(5,200)	(5,489)	(5,743)	(22,055)	(6,349)	(6,149)	(6,305)	(6,486)	(25,289)	12.9%		(743)

Earnings before income taxes	6,873	16,047	24,370	29,468	76,758	15,727	21,161	28,270	(59,523)	5,635	-302.0%		(88,991)
Income taxes	2,679	6,602	10,212	13,106	32,599	6,291	8,464	7,856	11,466	34,077	12.5%		1,640

Net earnings (loss)	4,194	9,445	14,158	16,362	44,159	9,436	12,697	20,414	(70,989)	(28,442)	-533.9%		(87,351)

Less: Net loss attributable
to noncontrolling interest	-	-	(104)	(286)	(390)	(369)	(584)	(409)	(3,933)	(5,295)	1275.2%		(3,647)

Net earnings (loss) attributable to Acxiom	4,194	9,445	14,262	16,648	44,549	9,805	13,281	20,823	(67,056)	(23,147)	-502.8%		(83,704)

Diluted earnings (loss) per share
attributable to Acxiom shareholders	0.05	0.12	0.18	0.21	0.56	0.12	0.16	0.25	(0.83)	(0.29)	-495.2%		(1.04)

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

											Q4 FY10 to Q4 FY11
	06/30/09	09/30/09	12/31/09	03/31/10	FY2010	06/30/10	09/30/10	12/31/10	03/31/11	FY2011%		$
Revenue:

Services	199,326	210,213	218,340	221,553	849,432	210,656	225,584	232,798	224,556	893,594	1.4%		3,003
Products	56,655	60,892	65,467	66,789	249,803	59,739	66,085	66,312	74,240	266,376	11.2%		7,451

Total revenue	255,981	271,105	283,807	288,342	1,099,235	270,395	291,669	299,110	298,796	1,159,970	3.6%		10,454

Income from operations:

Services	15,838	19,971	27,565	27,639	91,013	20,879	22,952	26,390	21,181	91,402	-23.4%		(6,458)
Products	(2,995)	1,249	2,832	5,770	6,856	1,140	4,436	4,545	13,675	23,796	137.0%		7,905
Other	(347)	27	(538)	1,802	944	57	(78)	3,640	(87,893)	(84,274)	-4977.5%		(89,695)

Total income (loss) from operations	12,496	21,247	29,859	35,211	98,813	22,076	27,310	34,575	(53,037)	30,924	-250.6%		(88,248)

Margin:

Services	7.9%	9.5%	12.6%	12.5%	10.7%	9.9%	10.2%	11.3%	9.4%	10.2%
Products	-5.3%	2.1%	4.3%	8.6%	2.7%	1.9%	6.7%	6.9%	18.4%	8.9%

Total	4.9%	7.8%	10.5%	12.2%	9.0%	8.2%	9.4%	11.6%	-17.8%	2.7%